SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2005

California News Tech

(Exact name of registrant as specified in its charter)

Nevada	000-50762	88-0417389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Van Ness Ave., Suite 406-407, San Francisco, California	94109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 861-3421

___________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
         Appointment of Principal Officers.

On October 13, 2005, Mr. Seymour Rubenstein resigned as a member of our board of directors. There was no known disagreement with Mr. Rubenstein on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California News Tech

/s/ Marian Munz
     Marian Munz
     President, Chief Executive Officer & Director

Date: October 17, 2005